UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

DORCHESTER MINERALS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

Dorchester Minerals, L.P., (the “Registrant”) is hereby furnishing its press release dated January 9, 2014 announcing the Registrant’s cash distribution for the quarter ended December 31, 2013 (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On January 9, 2014, the Registrant issued the Press Release. The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release dated January 9, 2014

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P. Registrant

by	Dorchester Minerals Management LP
its General Partner,
by	Dorchester Minerals Management GP LLC its General Partner

Date: January 9, 2014
	By:	/s/ William Casey McManemin
William Casey McManemin Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press Release dated January 9, 2014